UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2018
Blonder Tongue Laboratories, Inc. (Exact Name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	1-14120 (Commission File Number)	52-1611421 (I.R.S. Employer Identification No.)
One Jake Brown Road, Old Bridge, New Jersey 08857 (Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: (732) 679-4000
Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 17, 2018, the Board of Directors (the "Board") of Blonder Tongue Laboratories, Inc. (the "Company") approved the amendment and restatement of the Company's existing Amended and Restated Bylaws, as previously amended.  The Company's bylaws, as so amended and restated on April 17, 2018, are referred to herein as the "Amended and Restated Bylaws."  The amendments approved by the Board as part of the amendment and restatement are generally intended to provide procedures with respect to stockholder proposals for action to be taken at meetings of the Company's stockholders, other than stockholder proposals relating to the nomination of candidates for election to the Board of Directors (Article III, Section 3 – Notification of Nomination – already included provisions regarding stockholder proposals relating to director nominations, and such provisions were not revised as part of the amendment and restatement).  In addition to certain technical and other non-material revisions, the Amended and Restated Bylaws now include a new Section 10 – Notice of Stockholder Business; Nominations in Article II, which, among other things:

- requires that a stockholder desiring to propose business for action at a meeting of stockholders (other than a nomination for director) to provide notice to the Company within certain time frames specified in Section 10;

- requires that a stockholder's notice include certain information regarding the business the stockholder intends to propose, including the reasons for the proposal;

- requires that a stockholder's notice also include certain identifying information about the stockholder and the stockholder's ownership of the Company's securities;

- requires that a stockholder's notice provide a representation that the stockholder (or a qualified representative of the stockholder) intends to appear at the meeting to propose such business;

- requires that a stockholder's notice disclose any material interest of the stockholder in the proposed business and a description of any agreement, arrangement or understanding with respect to the proposed business between the proposing stockholder and any other person; and

- requires the proposing stockholder to also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended, (the "Exchange Act") and the rules and regulations promulgated under the Exchange Act.

The Amended and Restated Bylaws became effective immediately upon the approval thereof by the Board.

The foregoing description of the Amended and Restated Bylaws is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.  The following exhibit is filed herewith:

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Blonder Tongue Laboratories, Inc., dated and effective as of April 17, 2018.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
BLONDER TONGUE LABORATORIES, INC.

By: /s/ Eric Skolnik
Eric Skolnik
Senior Vice President and Chief Financial Officer
Date: April 20, 2018

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Blonder Tongue Laboratories, Inc., dated and effective as of April 17, 2018.

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